UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 12, 2018

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders, and any adjournment, postponement or other delay thereof (the “Annual Meeting”), of IsoRay, Inc., a Minnesota corporation (“IsoRay” or the “Company”), which will be held at the Company’s principal office, 350 Hills Street, Suite 106, Richland, Washington 99354 at 11:00 a.m. local time on Tuesday, December 18, 2018.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, IsoRay Medical, Inc. Directors and officers of the Company are expected to be present to respond to appropriate questions from shareholders. This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about November 12, 2018.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2018 is contained in our Annual Report to Shareholders on Form 10-K.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Lori A. Woods

Interim Chief Executive Officer

350 Hills Street, Suite 106

Richland, Washington 99354

www.isoray.com

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME AND DATE	11:00 a.m., local time, on Tuesday, December 18, 2018.

PLACE	Company’s principal office, 350 Hills Street, Suite 106, Richland, Washington 99354.

ITEMS OF BUSINESS	1.	To elect four directors to hold office until the Fiscal 2020 Annual Meeting of Shareholders.

	2.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2019.

	3.	To approve the proposal to reincorporate the Company from Minnesota to Delaware.

	4.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

BOARD OF DIRECTORS RECOMMENDATION	The Board of Directors recommends that you vote “FOR” Items 1, 2, and 3.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on October 24, 2018. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY MATERIALS

Under rules adopted by the SEC, we are providing access to our 2019 Annual Meeting materials, which include the accompanying Proxy Statement, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about November 12, 2018, a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Shareholders) to our shareholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the accompanying Proxy Statement.

ADMISSION

Space limitations make it necessary to limit attendance at the Annual Meeting to shareholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors, Krista Cline Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about November 12, 2018.

ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

____________________

PROXY STATEMENT

Annual Meeting of Shareholders

December 18, 2018

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of IsoRay, Inc. of proxies to be voted at the Annual Meeting of Shareholders to be held on December 18, 2018 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about November 12, 2018 to shareholders entitled to vote at the Annual Meeting. This proxy is solicited on behalf of the Board.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you were the shareholder of record or beneficial owner of shares of our Common or Series B Preferred Stock at the close of business on the record date of October 24, 2018 (the “Record Date”) for the Annual Meeting. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement and Annual Report to Shareholders on Form 10-K, which include information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the Annual Meeting?

Shareholders as of the Record Date are entitled to attend and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares are outstanding?

On the Record Date, 67,331,147 shares of our Common Stock were issued and outstanding and 59,065 shares of our Series B Preferred Stock were issued and outstanding. Each share of Common Stock and Series B Preferred Stock outstanding on the Record Date is entitled to one vote on each item brought before the shareholders at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of our Common Stock and Series B Preferred Stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote). As of October 24, 2018, there were 67,331,147 shares of Common Stock and 59,065 shares of Series B Preferred Stock outstanding.

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker or other nominee, such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials also contains instructions on how you can request a printed copy of the Annual Meeting materials. As the shareholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Annual Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of those shares and they are considered to be held in “street name” for your account. That institution will send you separate instruction describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Annual Meeting, but only after you obtain and present a “legal proxy” from your bank, broker or other nominee, giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Lori A. Woods and Philip Vitale, and each of them individually, as your representatives at the meeting. Lori A. Woods and Philip Vitale will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If you just sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will only be able to vote your shares with respect to the routine matter of appointment of DeCoria, Maichel & Teague, P.S. as our independent registered public accounting firm for the fiscal year ending June 30, 2019. Please see “What is a broker non-vote?” below.

What proposals will be voted on at the Annual Meeting?

Three proposals are scheduled to be voted on at the Annual Meeting. The first is the election of four directors to hold office until the Fiscal 2020 Annual Meeting of Shareholders. The second is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019. The third is to reincorporate the Company from Minnesota to Delaware.

What happens if additional matters are presented at the Annual Meeting?

The only items of business that our Board intends to present at the Annual Meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting.

How can I attend the Annual Meeting?

Whether you hold shares in your name as the shareholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Annual Meeting. Please also note that if you are a “street name” holder, you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your bank, broker or other nominee, or other similar evidence of ownership for admittance to the Annual Meeting. The Annual Meeting will begin promptly at 11 a.m. local time. Check-in will begin at 10:30 a.m. local time. However, if you are a “street name” holder, you may not vote at the Annual Meeting unless you have obtained a “legal proxy” from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet, telephone or sign and date the proxy card or voting instruction card and return it promptly in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction card to your bank, broker or other nominee, or (ii) if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What is a “broker non-vote”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. We believe that Proposal 2 is a discretionary proposal. If your broker does not vote your shares at the Annual Meeting on a matter, it gives rise to what is called a “broker non-vote.”

How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “Exchange”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting. A broker non-vote will have no effect on the outcome of Proposals 1 and 2 but will have the effect of a vote against Proposal 3.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

●	vote your shares on discretionary matters (Proposal 2) and cast a “broker non-vote” on non-discretionary matters (Proposals 1 and 3); or

●	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

How many votes are required to approve the proposals?

In voting with regard to the proposal to elect directors (Proposal 1), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

The vote required to ratify the re-appointment of our independent registered public accounting firm (Proposal 2) is also governed by Minnesota law and is the affirmative vote of the greater of (i) a majority of the voting power of the shares present and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote, and therefore will have the same effect as voting against Proposal 2.

Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

The vote required to approve our reincorporation into Delaware (Proposal 3) is governed by Minnesota law and our Certificate of Designation of Rights, Preferences and Privileges of Series A and B Convertible Preferred Stock and is a majority of all shares of Common Stock and a majority of all shares of Series B Preferred Stock, in each case that is entitled to vote, voting as two separate voting groups. The failure to vote any shares on Proposal 3, together with abstentions and broker non-votes, will therefore count as votes against Proposal 3.

You may either vote “FOR”, “AGAINST” or “ABSTAIN” on Proposals 2 and 3, and “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” Proposals 2 and 3 and “FOR” all director nominees.

What happens if the Annual Meeting is adjourned?

If the Annual Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Annual Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 30 days, in which case a notice of the time and location will be given to each shareholder of record entitled to vote at the Annual Meeting. Any items of business that might have been properly transacted at the Annual Meeting may be transacted at any adjournment.

Who will serve as inspector of elections?

The Assistant Secretary of the Company, Jennifer Streeter, will tabulate the votes cast at the meeting in combination with the votes cast prior to the meeting and act as the Inspector of Elections at the Annual Meeting.

Will I be receiving printed copies of the 2019 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. We will begin mailing the Notice to shareholders on or about November 12, 2018.

Under rules adopted by the SEC, we are providing access to our Annual Meeting materials, which include this Proxy Statement and Annual Report to Shareholders on Form 10-K, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Annual Meeting materials and vote online. This electronic access process is designed to expedite shareholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Annual Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the Annual Meeting materials on the Internet.

This Proxy Statement and Annual Report to Shareholders on Form 10-K are also available without charge on the Company’s website at isoray.com and the SEC’s website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of shareholders or to nominate individuals to serve as directors?

As a shareholder, you may be entitled to present proposals for action at a future Annual Meeting of shareholders, including director nominations. Please refer to “Shareholder Proposals and Director Nominations” below.

How many shares of Common and Series B Preferred Stock are held or controlled by the officers and directors?

As of October 24, 2018, our directors and executive officers held or controlled approximately 191,705 shares of our Common Stock, constituting approximately 0.28% of the outstanding Common Stock. As of October 24, 2018, our directors and executive officers did not hold or control any shares of our Series B Preferred Stock. We believe that these holders will vote all of their shares of Common Stock in accordance with the Board’s recommendations on each of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the proposals.

How do I vote my shares without attending the Annual Meeting?

Shareholders of record can vote as follows:

●	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

●	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

●

By Mail: Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

●	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. “Street name” shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed legal proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

●	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting on December 18, 2018;

●	Voting again via the Internet or telephone;

●	Submitting a properly signed proxy card with a later date;

●	Voting in person at the Annual Meeting; or

●	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

PROPOSAL 1 – ELECTION OF DIRECTORS

 Nominees

Our Board currently consists of four members. The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2019 Annual Meeting: Lori A. Woods, Philip J. Vitale, M.D., Michael W. McCormick, and Alan Hoffmann. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2020 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 1 to elect Lori A. Woods, Philip J. Vitale, M.D., Michael W. McCormick, and Alan Hoffmann as directors for a one year term expiring at the Fiscal 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of October 24, 2018 regarding our current directors that have been nominated for re-election, including biographical information.

Ms. Woods took office on June 4, 2018, Dr. Vitale took office in January 2014, Mr. McCormick took office in June 2015, and Mr. Hoffmann took office in January 2016.

Name	Age	Position Held	Term
Lori A. Woods	56	Interim Chief Executive Officer, Director	Annual
Philip J. Vitale	72	Director	Annual
Michael W. McCormick	55	Chair, Director	Annual
Alan Hoffmann	57	Director	Annual

Lori Woods – Ms. Woods brings more than 30 years of experience in the healthcare industry and is particularly well-known and respected in the brachytherapy community. Ms. Woods returns to IsoRay after previously serving as Vice President from 2006 to February 2008 at which time she was appointed Acting Chief Operating Officer before her appointment to Chief Operating Officer in February 2009, a position she held until January 2010. Beginning in February 2016, and continuing until her appointment as Interim CEO, Ms. Woods served as a senior consultant to IsoRay. From February 16, 2016 to June 3, 2018, Ms. Woods was a founder and owner of Medvio, LLC, a medical device consulting company focused on the urology and oncology space. During her time at Medvio she worked with large public and international medical device companies, supporting the approval process and distribution of products in diverse international markets. Further, she worked with various partners to develop proprietary technologies for the colo-rectal and liver treatment markets. Previously from January 2002 to July 2006, Ms. Woods served as Chief Executive Officer of Pro-Qura, Inc., a privately-owned cancer treatment management company focused on the quality delivery of brachytherapy treatments for prostate cancer. She has also served as the Director of Business Development for the Tumor Institute Radiation Oncology Group and the Seattle Prostate Institute (SPI) in Seattle, WA. SPI was an early innovator in prostate brachytherapy treatments and assisted in the training of more than 2,000 physicians in the use of prostate brachytherapy. Ms. Woods served as a board member of the Northwest division of the Juvenile Diabetes Research Foundation, focusing on their digital awareness programs, including their website and SEO strategy, and their public relations efforts. Ms. Woods earned a Bachelor of Science degree in Business Administration – Marketing and Communications from Loma Linda University, CA. Ms. Woods brings to the Board extensive experience and credibility in the brachytherapy industry and strong relationships with suppliers and distributors of brachytherapy products.

Philip Vitale, MD – Dr. Vitale has been a Director of the Company since 2014 and is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for 9 years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He was a staff urologist at Albuquerque VA Medical Center from 2005 until his retirement in November 2014. He served as Chief of the Urology section from 2008 to November 2013. Dr. Vitale was also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Prior to his retirement, Dr. Vitale’s clinical trials included: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/IMRT versus conventionally fractionated 3d-crt/IMRT in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a B.A. in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

Michael McCormick – Mr. McCormick has been a Director of the Company since June 2015 and brings over 25 years of senior executive positions in global management, sales, and marketing to the Company. He was appointed chairman of the board effective as of June 4, 2018. He serves as a founder and partner of GO Intellectual Capital, which offers marketing services with a focus on the medical and aviation industries, as well as financial services. Previous to his service with GO, Mr. McCormick served as Executive Vice President of Global Sales and Marketing for Columbia Sportswear from 2006-2012, where his team successfully launched several new patented technologies, including Omni-Heat® Reflective and Omni-Freeze® Zero. During Mr. McCormick’s tenure, Columbia built an intellectual property portfolio with over 200 patents. Mr. McCormick started his career with Nike, working in several senior management roles and ultimately becoming the Director of National Sales, U.S., prior to his departure in 1999. He also served as Chief Marketing Officer of Golf Galaxy from 2003-2006 and Executive Vice President of Global Sales and Marketing of Callaway Golf from 2000-2003. Mr. McCormick brings over 26 years of marketing experience in a diverse group of industries to his service on the Company’s Board.

Alan Hoffmann – Mr. Hoffmann has been a Director of the Company since January 2016. He is the owner of Alan Hoffmann, CPA, PC, a certified public accounting firm he founded in 1996. The firm performs audits and reviews of private companies. In addition, Mr. Hoffmann currently serves as CFO for Cognitive Research Corporation, a privately-held, full-service contract research organization that specializes in central nervous system product development for pharmaceutical, nutraceutical, biotechnology and medical device companies. In 2011, he served as CFO for an international manufacturing company, Kinematics Manufacturing, Inc. His prior employment included Price Waterhouse from 1985-1989, where he held multiple positions including Senior Tax Analyst, and Tax Manager from 1989-1996 in public accounting. After receiving his undergraduate accounting degree with honors from the University of Wisconsin-Milwaukee in 1985, he became a Certified Public Accountant in 1989. He also served in the United States Marine Corps and was honorably discharged in 1985. He brings over 30 years of public accounting experience to the Company and the Board. Mr. Hoffmann brings to the Board his experience as a public accountant and understanding of oversight and review of financial statements prepared by the Controller.

Board Leadership Structure

The Board has the flexibility to decide when the positions of Chairman and CEO should be combined or separated and whether an executive or an independent director should be Chairman. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our shareholders at any particular time. On June 4, 2018, the Board separated the positions of Chairman and CEO, and appointed Michael McCormick as Chairman of the Board. The Board’s key duties include oversight of strategy, risk management, and legal and regulatory compliance as well as CEO succession planning. In each of these areas, the Board determined that at this time having separate roles of Chairman and CEO is the optimal Board leadership structure for the Company.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company’s risk management for the same reasons that we believe the structure is most effective for the Company in general, namely, by providing unified leadership through a single person, while allowing for input from our independent directors, all of whom are fully engaged in Board deliberations and decisions.

Board Committees and Meetings

During the fiscal year ended June 30, 2018, the Board held 9 regularly scheduled and special meetings and took action by written consent 3 times. The Board has an Audit Committee, a Compensation Committee, a Nominations and Corporate Governance Committee, and a Special Litigation Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company’s financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company’s compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Committee’s Charter was revised and approved by the Board as of November 2, 2016 and was attached as Appendix A to the Proxy Statement for the Annual Meeting held in December 2016. The current members of the Audit Committee are Mr. Hoffmann (Chairman), Dr. Vitale, and Mr. McCormick. The Board has determined that Mr. Hoffmann is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are “independent” as independence is defined in Section 121(A) of the listing standards of the NYSE American and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman), Mr. McCormick, and Mr. Hoffmann, each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in March 2014. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company’s equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. The Committee’s charter authorizes the committee to retain an independent consultant and in fiscal 2018, the Committee retained an independent compensation consultant.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees.

Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have each been determined to be “independent” as defined by applicable SEC rules and NYSE American listing standards. Mr. McCormick (Chairman), Dr. Vitale, and Mr. Hoffmann currently serve on the Nominations and Corporate Governance Committee. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts. The Committee’s charter as approved by the Board was attached as Appendix B to the Proxy Statement for the Annual Meeting held in February 2015.

Special Litigation Committee. The Special Litigation Committee was established by the Board on September 17, 2017, and consists of Mr. McCormick and Mr. Hoffmann (Chairman), each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the IsoRay website – www.isoray.com.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company’s fiscal year ended June 30, 2018.

The following table summarizes the membership of the Board and each of its committees as of the date of this proxy statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2018.

	Board	Audit	Compensation	Nominations	Litigation
Lori A. Woods	Member	N/A	N/A	N/A	N/A
Philip Vitale, M.D.	Member	Member	Chair	Member	N/A
Michael McCormick	Chair	Member	Member	Chair	Member
Alan Hoffmann	Member	Chair	Member	Member	Chair
Number of Meetings Held and Consents Taken in Fiscal 2018	14	4	2	2	2

Executive Sessions

Pursuant to the listing standards of the NYSE American, the independent directors are required to meet at least annually in executive sessions. During fiscal 2018, the Board held 1 executive session.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE American listing standards. The Committee operates under a written charter adopted by the Board. Committee members are independent directors Alan Hoffmann (Chair) who took office in January 2016, Philip J. Vitale, M.D. and Michael W. McCormick. Mr. Hoffmann has been determined to be qualified as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company’s independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met 4 times during the 2018 fiscal year.

The Company’s independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the auditor’s independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2018.

With respect to the fiscal year ended June 30, 2018, in addition to its other work, the Committee:

●	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2018 and the year then ended;

●

Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by Auditing Standards No. 16, “Communications and Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

●

Received from DeCoria, Maichel & Teague, P.S. the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm’s independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2018 for filing with the SEC.

AUDIT COMMITTEE
Alan Hoffmann, Chair
Philip J. Vitale, M.D.
Michael W. McCormick

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Articles of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company’s Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year’s proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company’s Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by any third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Committee deems appropriate, a professional search firm. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary.

Vote Required for Election

The vote required to approve Proposal 1 is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2019, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting now that our fiscal 2018 year has ended. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests. Representatives from DeCoria, Maichel & Teague, P.S. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S. (in thousands):

For the Year Ended June 30,
	2018	2017
Audit fees	$73	$75
Audit-related fees	-	-
Tax fees	$3	$10
All other fees	-	$15

Totals	$76	$90

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC, as well as, in fiscal 2016, the fees for the audit of our internal control over financial reporting. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are from consulting costs created by the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company’s principal accountant, DeCoria, Maichel & Teague, P.S., did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

The affirmative vote of the greater of (i) a majority of the voting power of the shares present and entitled to vote on this Proposal 2, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote on this Proposal 2 that would constitute a quorum at the meeting is required to approve Proposal 2.  As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 2. Any broker non-votes with respect to this Proposal 2 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 2.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 2 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

PROPOSAL 3 – APPROVAL OF REINCORPORATION OF THE COMPANY FROM MINNESOTA TO DELAWARE

Description of the Proposed Reincorporation

Our Board of Directors has approved and recommends that our shareholders approve this proposal to change our state of incorporation from Minnesota to Delaware. The reincorporation would be effected through a plan of conversion, attached as Appendix A hereto (the “Plan of Conversion”), which has been adopted by our Board of Directors.

If shareholders approve this proposal, then to effect the reincorporation, the Company will file with the Minnesota Secretary of State articles of conversion (the “Minnesota Articles of Conversion”). At the same time, the Company will file with the Delaware Secretary of State (a) a certificate of conversion (the “Delaware Certificate of Conversion”) and (b) a new certificate of incorporation in Delaware in the form attached as Exhibit A to the Plan of Conversion (the “Delaware Certificate of Incorporation”). If the shareholders approve this proposal, and the Minnesota Articles of Conversion, Delaware Certificate of Conversion and Delaware Certificate of Incorporation are filed, then the Company will adopt new corporate bylaws in the form attached as Exhibit C to the Plan of Conversion (the “Delaware Bylaws”).

The reincorporation will not result in a material change in our business, directors, officers, employees, assets and liabilities or the location of our offices. The Company’s Common Stock will continue to be listed on the NYSE American stock exchange under the symbol “ISR.” The Company will continue to file periodic reports and other documents as required by the rules and regulations of the SEC. The number of shares of Common and Series B Preferred Stock you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the reincorporation. Shareholders will not be required to exchange existing stock certificates for new stock certificates.

The Company is not required to obtain any regulatory approvals in advance of the reincorporation, and the reincorporation will not have any material accounting, financial or tax impacts on the Company.

Reasons for the Reincorporation

The Board of Directors believes that there are several reasons why the reincorporation is in the best interests of the Company and our shareholders. The principal reason is the highly developed and more predictable Delaware corporate law.

Highly Developed and Predictable Corporate Law. Delaware has adopted flexible and comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law, it seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions. Moreover, there is a substantial body of case law interpreting Delaware’s corporate statutes. Delaware has also established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the Delaware General Corporation Law. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate law issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. In addition, the greater body of developed law in Delaware permits a company that has become the target of a shareholder lawsuit or action to better evaluate the relative strengths and weaknesses of the case and positions of the shareholder and the company. As a result, it is anticipated that Delaware law will provide greater flexibility in our legal affairs than is presently available under Minnesota law.

Effect of the Reincorporation

If this proposal is approved, the reincorporation will effect a change in the Company’s state of incorporation from Minnesota to Delaware. The reincorporation will also effect other legal changes, which are summarized below in the section entitled “Differences Related Primarily to State Law.”

The reincorporation will not result in a material change in our business, directors, officers, employees, assets and liabilities or the location of our offices. The reincorporation will not affect our daily business operations, our organizational structure, or our financial condition and results of operations.

Material Terms of the Plan of Conversion

The reincorporation will be effected through the Plan of Conversion. Pursuant to the Plan of Conversion, the Company will convert into a Delaware corporation and become subject to Delaware law. All debts and liabilities of the Company immediately prior to the conversion will remain in place after the conversion. Each current director and officer will continue to hold his or her office after the conversion.

If this proposal is approved by shareholders, the Board of Directors will cause the reincorporation to be effected as soon as practicable (the “Effective Time”). Nonetheless, pursuant to the Plan of Conversion, the Board of Directors may (i) delay the reincorporation or (ii) at its discretion, terminate or abandon the Plan of Conversion at any time prior to the Effective Time, including after approval of this proposal, if the Board of Directors determines for any reason that doing so would be in the best interests of the Company and its shareholders.

The reincorporation will become effective upon the filing of the Minnesota Articles of Conversion, Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation. Upon the effectiveness of the reincorporation, the Company will adopt the Delaware Bylaws.

The number of shares of Common and Series B Preferred Stock you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the reincorporation. IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY UNLESS YOU ARE REQUESTED TO DO SO. Any Minnesota stock certificates submitted to the Company’s transfer agent for transfer after the Effective Time, whether pursuant to a sale or otherwise, will receive a State of Delaware silver over-lay.

Certain United States Federal Income Tax Consequences

The below only summarizes the material U.S. federal income tax consequences of the reincorporation to shareholders. ACCORDINGLY, WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES AND YOUR TAX CONSEQUENCES RELATING THE REINCORPORATION, AS WELL AS ANY TAX CHANGES IN CONSEQUENCES ARISING UNDER THE LAWS OF THE FEDERAL OR ANY STATE, LOCAL, FOREIGN OR OTHER TAX JURISDICTION.

The reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this Proxy Statement, our shareholders will not recognize any gain or loss as a result of the consummation of the reincorporation and our shareholders’ basis and duration of holding our shares will be unchanged.

Accounting Consequences Associated with the Reincorporation

Because there is no change in the entity, we do not expect the reincorporation to have a material effect on the Company from an accounting perspective. Historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this Proxy Statement, will remain the financial statements of the Company following the reincorporation.

Dissenters’ Rights

Action Creating Right

Section 302A.471, Subdivision 1(e), of the Minnesota Business Corporation Act (“MBCA”) grants to any holder of Series B Preferred Stock, and any beneficial owner of Series B Preferred Stock, in each case as of the record date of October 24, 2018, the right to object to the reincorporation and to obtain payment from the Company for the fair value of their shares at the Effective Time. MBCA Section 302A.471, Subdivision 3(c), provides that this right is not available to the holders of shares of any class of stock that is listed on the NYSE American (formerly the NYSE MKT LLC and formerly the American Stock Exchange), and thus holders of Common Stock of the Company do not have the right to object to the reincorporation and obtain payment for the fair value of their Common Stock.

Requirements for Exercising

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY, BEFORE THE VOTE FOR THE REINCORPORATION AND THE PLAN OF CONVERSION, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE REINCORPORATION AND THE PLAN OF CONVERSION. THIS DEMAND WILL BE OF NO FORCE AND EFFECT IF THE REINCORPORATION IS NOT EFFECTED. The notice must be submitted to the Company at 350 Hills Street, Suite 106, Richland, Washington 99354, Attention: Secretary, and must be received before the vote for the proposed reincorporation. A vote against the reincorporation is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the reincorporation will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Company, as a Delaware corporation, when and if the reincorporation is effective. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

Notice of Procedure

If and when the proposed reincorporation is approved by shareholders of the Company and if the reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have properly dissented from the reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates

To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his, her or its share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.

Purchase of Dissenting Shares

After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.

Acceptance or Settlement of Demand

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, then the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH 30-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

Court Determination

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the effect of the reincorporation pursuant to the Plan of Conversion, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his, her or its shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Effect of Vote for the Reincorporation Proposal

A vote in favor of this proposal is a vote in favor of approving the reincorporation and the Plan of Conversion. Upon the affirmative vote of (A) a majority of the outstanding shares of Common Stock and (B) a majority of the outstanding shares of Series B Preferred Stock, in each case that are entitled to vote on this proposal, the Company will be authorized to file the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and adopt the Delaware Bylaws.

Failure to Obtain Approval

If we fail to obtain the requisite vote of both a separate majority of holders of Common Stock and Series B Preferred Stock for approval of this proposal, the reincorporation will not occur and the Company will continue to be incorporated in Minnesota and governed by Minnesota law and the provisions of our current Amended and Restated Articles of Incorporation (the “Minnesota Articles of Incorporation”) and our current Amended and Restated Bylaws (the “Minnesota Bylaws”).

Comparison of the Rights of Shareholders

General

Assuming our shareholders approve the reincorporation, your rights will be governed by Delaware law and the provisions of the Delaware Certificate of Incorporation and Delaware Bylaws. Forms of the Delaware Certificate of Incorporation and Delaware Bylaws are attached as Exhibits A and B, respectively, to Appendix A to this Proxy Statement. Your rights under Delaware law will differ in certain respects from your current rights under Minnesota law, which are summarized in the sections entitled “Differences Related Primarily to Charter Documents” and “Differences Related Primarily to State Law” below.

Authorized Capital

At the Effective Time:

•	Our authorized capital stock will change to consist of 200,000,000 shares of Common Stock, par value $0.001, and 7,000,000 shares of Preferred Stock, par value $0.001.

•	All of the issued and outstanding shares of Common Stock and Series B Preferred Stock at that time will remain issued and outstanding.

•

The holders of shares of Preferred Stock and Common Stock will continue to be entitled to one vote per share on all matters to be voted on by shareholders, and the holders of Series B Preferred Stock will continue to have the right to vote separately on certain matters pursuant to the Delaware Certificate of Incorporation.

•

The holders of shares of Series B Preferred Stock and Common Stock will continue to be entitled to receive dividends, if any, as may be declared by our Board of Directors in its discretion out of legally available funds.

•	Our Common Stock will continue to be conducted on the NYSE American stock exchange, under the symbol “ISR.”

•	Computershare Trust Company will continue to be the transfer agent and registrar for our Common Stock.

•

Our 2017 Equity Incentive Plan will remain in place, and the number of options issued and outstanding pursuant to the 2017 Equity Incentive Plan will remain unchanged and will be subject to the same terms and conditions.

Differences in Charter Documents

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws are similar in substance to those of the Company’s existing Minnesota Articles of Incorporation and Minnesota Bylaws in most respects. The differences include but are not limited to:

•	the name of the Delaware Company will be Isoray, Inc.;

•	the Board will no longer be able to take action by written consent by less than unanimous means; and

•	the Delaware Certificate of Incorporation will not limit the right of shareholders to act by written consent but under Delaware law action by written consent will no longer require unanimity.

The Delaware Certificate of Incorporation and Delaware Bylaws are attached to this Proxy Statement as Exhibits A and B, respectively, to Appendix A of this Proxy Statement. Other significant changes of a legal nature are summarized in the section immediately below entitled “Differences in State Law.”

Differences in State Law

The reincorporation will result in certain changes to the rights of the Company’s shareholders because of differences between Minnesota law and Delaware law. The most significant provisions of Minnesota law and Delaware law are summarized below. This summary is not an exhaustive list of all differences, or a complete description of the differences described, and is qualified in its entirety by reference to Minnesota law, Delaware law, the Minnesota Articles of Incorporation, the Minnesota Bylaws, the Delaware Certificate of Incorporation and the Delaware Bylaws. Copies of the Minnesota Articles of Incorporation and Minnesota Bylaws are filed with the SEC.

Voting Power of Capital Stock

Minnesota. Each holder of our Common Stock and Series B Preferred Stock has the right to cast one vote for each such share of Common Stock and Series B Preferred Stock held of record on all matters voted on by the shareholders, including the election of directors. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders are entitled to cumulative voting in the election of directors. The Minnesota Articles of Incorporation deny cumulative voting rights, and therefore, our shareholders are not entitled to them. Additionally, pursuant to the Certificate of Designation of Rights, Preferences and Privileges of Series A and B Convertible Preferred Stock, the vote of the holders of at least 50% of the outstanding Series B Preferred Stock is required to approve certain other actions, including amendment to the Articles of Incorporation or Bylaws of the Company.

Delaware. In general, each holder of shares of the Delaware Company’s common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the stockholders, including the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights in the election of directors unless a corporation’s certificate of incorporation explicitly authorizes them. The Delaware Certificate of Incorporation does not authorize cumulative voting rights for stockholders in the election of directors, and therefore, our stockholders would continue to not be entitled to them. Additionally, pursuant to the Delaware Certificate of Incorporation, the vote of the holders of at least 50% of the outstanding Series B Preferred Stock is required to approve certain other actions, including amendment to the Delaware Certificate of Incorporation or the Delaware Bylaws of the Company.

Action by Directors Without a Meeting

Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Minnesota. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. Our Minnesota Bylaws contain such a provision. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. Our Minnesota Bylaws do not contain such a provision.

Delaware. Delaware law provides for written action to be taken unanimously by all members of the Board of Directors. The Delaware Bylaws contain such a provision. Delaware law does not contain or permit an advance written consent or opposition provision with regard to a proposal to be acted on at a board meeting.

Conflicts of Interest

Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is approved by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. One difference between Minnesota law and Delaware law on this subject, however, is that if the corporation seeks shareholder approval of the contract or transaction under Minnesota law, either (1) the holders of two-thirds of the voting power of the shares entitled to vote which are owned by persons other than the interested director or directors, or (2) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote, must approve the contract or transaction, whereas under Delaware law, only a majority of the disinterested stockholders is required. Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been “fair” (according to Delaware law) or “fair and reasonable” (according to Minnesota law).

Minnesota. If such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director is present at the meeting which authorizes the contract or transaction.

Delaware. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Minnesota Bylaws, the Board shall consist of one to ten directors as determined by resolution of the Board from time to time prior to the election of directors.

Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Delaware Bylaws provide that the Board shall consist of one or more directors, and the number of directors may be increased or decreased from time to time by the Board.

Classified Board of Directors

Minnesota law permits a corporation’s bylaws to provide for a classified board of directors. Delaware permits a corporation’s certificate of incorporation or bylaws to provide for a classified board of directors Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. Neither the Minnesota Articles of Incorporation, the Minnesota Bylaws, the Delaware Certificate of Incorporation, nor the Delaware Bylaws provide for a classified board.

Removal of Director

Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed, with or without cause, if: (i) by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors, or (ii) if the director was named by the board to fill a vacancy and the shareholders have not subsequently elected directors, by the affirmative vote of a majority of the other directors.

Delaware. Under Delaware law, a director of a corporation with a board of directors that is not classified (as is the case with the Delaware Company) may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances.

Vacancies on Board of Directors

Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors resulting from death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum, (b) a vacancy on the board resulting from a newly created directorship resulting from an increase in the number of directors may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Minnesota Bylaws provide that any vacancy on the Board may be filled by vote of the remaining directors, even though less than a quorum.

Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow these provisions.

Standard of Conduct for Directors

Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, however, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to do so in a manner that is not “grossly negligent.” When directors act in a manner consistent with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors and Officers

Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. The major difference between Minnesota law and Delaware law is that while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is permissive under Delaware law, except that a Delaware corporation must indemnify a person who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses and attorney’s fees actually and reasonably incurred in connection therewith.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in the Minnesota Articles or Minnesota Bylaws. The Minnesota Articles of Incorporation provide for indemnification to the fullest extent permitted by Minnesota law and the indemnification agreements the Company has entered into with each officer and director will remain in place after the Company reincorporates into Delaware. The Minnesota Articles of Incorporation also obligate the Company to pay the expenses reasonably incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided the indemnitee agrees to repay all amounts advanced if it is ultimately determined he or she is not entitled to indemnification.

Although indemnification is permissive in Delaware, a corporation may, through its certificate of incorporation, bylaws or other corporate agreements, make indemnification mandatory. The Delaware Certificate of Incorporation provides for mandatory indemnification to the fullest extent permitted by Delaware law.  The Delaware Certificate of Incorporation also obligates the Company to pay the expenses reasonably incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided the indemnitee agrees to repay all amounts advanced if it is ultimately determined he or she is not entitled to indemnification.

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

Limitation of Liability

Minnesota. Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Minnesota Articles contain such provisions and limitations.

Delaware. Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its shareholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) illegal distributions to shareholders or unlawful stock repurchases, or (d) for any transaction from which the director derived any improper personal benefit. The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of a director's fiduciary duty.

The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares

Minnesota. Minnesota law does not allow treasury shares.

Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation

Minnesota. Minnesota law provides that a corporation may amend its articles of incorporation by adoption of a board resolution followed by a majority vote of shareholders, unless the articles of incorporation require a larger percentage. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. If the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact the business.

Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by Delaware law. The Delaware Certificate of Incorporation does not provide for a different threshold. The Delaware Certificate of Incorporation also authorizes the Board of Directors, subject to any limitations prescribed by law, to provide for  the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to Delaware law, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each series and any qualification, limitations or restrictions thereof.

Amendment of Bylaws

Minnesota. Shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval.

Minnesota law also provides that the board may adopt, amend or repeal the bylaws, subject to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be granted to the board of directors under a provision in the certificate of incorporation. The Delaware Certificate of Incorporation gives the Board the authority to adopt, amend or repeal the bylaws. In addition, stockholders will be entitled to amend the Delaware Bylaws.

Shareholder Action

Under both the Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of “substantially all” assets, under Delaware law the definition of “substantially all” has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute “substantially all” and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25% of the corporation’s total assets at the end of the most recently completed fiscal year, and (2) 25% of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”

Both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Minnesota Articles of Incorporation nor the Delaware Certificate of Incorporation contain such a provision.

Shareholder Quorum

Minnesota. Minnesota law provides that the holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum, unless the articles or bylaws provide otherwise. The Minnesota Bylaws provide that the holders of a majority of the voting power of the shares entitled to vote at a meeting constitute a quorum.

Delaware. Delaware law provides that a majority of the shares entitled to vote generally constitutes a quorum at a meeting, unless the certificate of incorporation or bylaws provide otherwise. The Delaware Bylaws will continue to provide that the presence in person or by proxy of holders of a majority of the voting power of the shares constitute a quorum.

Shareholders’ Action Without a Meeting

Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation.

Delaware. Delaware law provides that unless the certificate of incorporation provides otherwise, any action to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. The Delaware Certificate of Incorporation does not prohibit stockholders from taking action by written consent without a meeting; as a result, stockholders may take action with the minimum number of votes that would be necessary to authorize or to take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Special Meetings

Minnesota. According to the Minnesota Bylaws, special meetings of the Company’s shareholders may be called by the President, Treasurer, by the Board or two or more directors, or by a holder or holders of 10% or more of the issued and outstanding voting shares of the corporation.

Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that special meetings may be called by the entire Board or any two or more directors, the Chief Executive Officer, and, in addition, shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request in writing of stockholders owning not less than 10% of the entire capital stock of the corporation issued and outstanding and entitled to vote.

Advance Notice

Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Minnesota Bylaws provide that mailed notice must be mailed at least 10 days prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting.

Delaware. When required, Delaware law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws.

Dividends

Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation

Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of Minnesota law and Delaware law differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly held corporation which is incorporated under or governed by the Minnesota statute and has at least fifty shareholders. The Company is subject to the statute; upon effectiveness of the reincorporation, because it is a Delaware corporation, will not be subject to the statute. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company did not opt out of this provision.

While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

Delaware. Delaware law restricts certain business combination transactions between a shareholder acquiring 15% or more (designated as an “interested” shareholder) of the voting stock and any Delaware corporation with securities traded on a national exchange, quoted on the NASDAQ Stock Market or owned of record by at least 2,000 shareholders. Unless an exception is available, the statute provides that for three years after the 15% threshold is exceeded, the corporation cannot have a merger, sale of substantial assets, loan, substantial issuance of stock, plan of liquidation, or reincorporation involving the interested shareholder or its affiliates. Shareholders may opt out at any time by majority vote, but the decision is not effective for one year.

There are a number of important exceptions to the basic prohibition on business combination transactions. First, the Delaware statute does not prohibit a business combination if, prior to becoming an interested shareholder, the board of directors has approved the business combination or the transaction which resulted in the shareholder passing the 15% threshold. Second, a business combination is permissible if the interested shareholder acquires 85% of the target’s outstanding voting stock (excluding shares held by management or held in employee benefit plans in which the employees do not have a confidential right to vote) in the transaction in which the 15% threshold is exceeded. Third, a business combination is permissible if approved by the board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding shares held by disinterested shareholders. Finally, if the target corporation, with the support of the majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested shareholder is released from the three year prohibition and free to compete with the target-supported transaction. In addition, Delaware permits companies to opt out of its business combination statute. The Delaware Certificate of Incorporation includes this opt-out provision.

Minnesota. Minnesota law is similar to that of Delaware. However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer.

The Minnesota provision applies to “issuing public corporations,” defined as any Minnesota corporation with at least 100 shareholders (or with at least 50 shareholders if the Minnesota corporation is a publicly held corporation). Issuing public corporations are automatically subject unless they opt out by charter amendment. The Company did not opt out of this provision.

Minnesota law includes other provisions relating to takeovers that are not included in Delaware law. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The Minnesota statute contains a provision that prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during certain tender offers or requests or invitation for tenders. The Minnesota statute provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, Minnesota law authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Inspection of Shareholder Lists and Other Books and Records

Minnesota. Under Minnesota law, any shareholder of a publicly held corporation has a right, upon written demand stating the purpose and acknowledged or verified in accordance with Minnesota law, to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

Delaware. Under Delaware law, any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (1) the corporation's stock ledger, a list of its stockholders, and its other books and records; and (2) a subsidiary's books and records (subject to certain requirements and limitations).

Preemptive Rights

Minnesota. Under Minnesota law, unless limited or denied in a corporation’s articles of incorporation, shareholders have a right to purchase a fraction of securities or rights to purchase securities before a corporation may offer them to other purchasers (subject to certain exemptions). The Minnesota Articles of Incorporation denied preemptive rights to shareholders.

Delaware. Under Delaware law, stockholders are not entitled to preemptive rights unless a corporation’s certificate of incorporation authorizes them. The Delaware Certificate of Incorporation does not authorize preemptive rights for shareholders.

Appraisal (Dissenters’) Rights

In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger, exchange or conversion by a corporation. However, this right is not available to the holders of shares of any class of stock that is listed on the NYSE American exchange (formerly the NYSE MKT LLC and formerly the American Stock Exchange).

Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Delaware Certificate of Incorporation does not provide otherwise) or the shareholders of which are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.

Vote Required

The affirmative vote of a majority of all shares of Common Stock and a majority of all shares of Series B Preferred Stock, in each case that is entitled to vote, voting as two separate voting groups, is required to approve Proposal 3. The failure to vote any shares on Proposal 3, together with abstentions and broker non-votes, will therefore count as votes against this Proposal 3.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 3 to approve the reincorporation of the Company in Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT3

The following tables set forth certain information regarding the beneficial ownership of the Company’s Common Stock and voting Preferred Stock as of October 24, 2018 for (i) each person known by the Company to be a beneficial owner of five percent or more of the outstanding Common or Series B Preferred Stock of the Company, (ii) each executive officer, director and nominee for director of the Company, and (iii) directors and executive officers of the Company as a group. As of October 24, 2018, the Company had 67,331,147 shares of common stock and 59,065 shares of Series B preferred stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options[1]	Percent of Class[2]
Lori Woods	-	112,500	0.17%
Alan Hoffmann	20,000	60,000	0.12%
Michael McCormick	22,000	60,000	0.12%
Philip Vitale M.D.	80,000	60,000	0.21%
William Cavanagh III	-	176,660	0.26%
Michael Krachon	55,000	150,000	0.30%
Directors and Executive Officers as a group	177,000	619,160	1.18%

1.	Only includes those common stock options that could be exercised for common stock within 60 days after October 24, 2018.
2.

Percentage ownership is based on 67,331,147 shares of Common Stock outstanding on October 24, 2018. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after October 24, 2018 are deemed outstanding for computing the percentage ownership of the person or group holding such options but are not deemed outstanding for computing the percentage ownership of any other person or group.

Series B Preferred Stock Share Ownership

	Series B
	Preferred
	Shares	Percent of
Name of Beneficial Owner	Owned	Class1
Aissata Sidibe[2]	20,000	33.86%
William and Karen Thompson Trust[3]	14,218	24.07%
Jamie Granger[4]	10,529	17.83%
Hostetler Living Trust[5]	9,479	16.05%
Leslie Fernandez[6]	3,688	6.24%

1.	Percentage ownership is based on 59,065 shares of Series B Preferred Stock outstanding on October 24, 2018.
2.	The address of Aissata Sidibe is 99302 E Sidibe PR SE, Kennewick, WA 99338.
3.	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
4.	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
5.	The address of the Hostetler Living Trust is 9327 NE 175th Street, Bothell, WA 98011.
6.	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

No officers or directors beneficially own shares of any class of Preferred Stock.

SECTION 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the Commission) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that IsoRay’s executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2018, except as follows – Michael Krachon (one Form 4 with one transaction). This Form 4 was filed late.

Executive Officers

The executive officers serving the Company as of October 24, 2018 were as follows:

Name	Age	Position Held
Lori Woods[1]	56	Interim Chief Executive Officer, Director
Mark Austin	31	Controller, Principal Financial and Accounting Officer
William Cavanagh III	53	Chief Operating Officer, Chief Scientific Officer
Michael Krachon	47	Vice President, Sales and Marketing
Jennifer Streeter	49	Vice President, Human Resources

1.

Former CEO Thomas LaVoy resigned from the Company on June 4, 2018. Following Mr. LaVoy’s departure, the Board of Directors appointed Lori Woods as Interim Chief Executive Officer and Director on June 4, 2018. Ms. Woods’ biographical information is incorporated by reference in the board membership section of this Proxy Statement.

Company Service History

Ms. Woods took office as Interim Chief Executive Officer on June 4, 2018 following Mr. La Voy’s departure. Mr. Cavanagh was deemed to be an executive officer by the Board effective October 12, 2010, was promoted to Chief Operating Officer on March 3, 2016, and promoted to Chief Operating Officer/Chief Scientific Officer on August 15, 2016. Mr. Krachon became our Vice-President, Sales and Marketing on March 2, 2016, and was deemed to be an executive officer on June 14, 2016. Ms. Streeter joined IsoRay in July 2016 as Vice President of Training and in September 2016 accepted responsibility as Vice President of Human Resources. Mr. Austin was appointed Controller, Principal Financial and Accounting Officer and took office on July 24, 2017. Our Board appoints our officers, and their terms of office are at the discretion of the Board. Ms. Woods, Mr. Austin, Mr. Cavanagh, Mr. Krachon, and Ms. Streeter have employment agreements.

Employment Agreement Summaries

The discussion of Employment Agreement Summaries is incorporated by reference to the discussion on pages 35 to 37.

Professional History

Lori A. Woods –The discussion of Professional History for Ms. Woods is incorporated by reference to the discussion on page 9.

Mark Austin – Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017. Prior to joining the Company, Mr. Austin practiced as a Certified Public Accountant with the accounting firm KPMG where he worked from October 2009 to July 2017. At KPMG, Mr. Austin served as a Senior Manager and before that, as a Manager and Senior Associate in Portland, Oregon, where he served as lead for financial statement and internal control audits within the technology industry, including for software and manufacturing companies. While at KPMG, Mr. Austin served as lead manager for a global public company; supervised, coached, and lead teams and team members; and researched technical accounting issues relevant to the technology industry. Mr. Austin holds a Bachelor of Science in Commerce degree in Accounting, from Santa Clara University, in Santa Clara, California.

 William Cavanagh III – Mr. Cavanagh joined IsoRay Medical, Inc. in January 2010 and served as Vice President, Research and Development until March 3, 2016, other than serving as interim Chief Executive Officer for IsoRay from January 7, 2016 to February 14, 2016. He was appointed Chief Operating Officer of IsoRay effective March 3, 2016 and Chief Scientific Officer effective August 15, 2016. Immediately prior to joining IsoRay Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases. He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining IsoRay Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy. Mr. Cavanagh began his extensive career in cancer treatment technologies in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy). He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer. Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and attended two years of medical school before beginning his career in research management.

Michael Krachon – Mr. Krachon brings more than 20 years’ experience of progressive growth in sales and marketing in the medical industry to the Company. He joined IsoRay in March 2016 as Vice President, Sales and Marketing. Prior to joining IsoRay, Mr. Krachon was employed by C.R. Bard Inc. since 2001, and was a key member of the Bard Urological and Medical Division which developed brachytherapy devices and delivery systems for the U.S. and international markets. He was the leader of the brachytherapy commercial team, which grew to be the global brachytherapy market leader. Mr. Krachon assisted in the business unit’s strategic planning, development of the international business segment and creating and delivering the international product launches which resulted in market leadership across Europe, Japan and Africa. His responsibilities included: the development of strategic brachytherapy sales and marketing programs; the implementation of industry leading national and international training programs; and supporting the product development process. Finally, Mr. Krachon has been instrumental in successfully supporting the industry through congressional lobbying efforts to establish and maintain reimbursement codes for brachytherapy. He served as Chairman of the Coalition for Advancement of Brachytherapy from 2009 to 2016 and has been recognized as a national speaker for brachytherapy by the industry. Mr. Krachon received a B.S.E. in biomedical engineering from Duke University and his M.B.A. from the Goizueta Business School at Emory University.

 Jennifer Streeter – Mrs. Streeter brings more than 10 years’ experience of progressive growth in the Human Resources field. She joined IsoRay in July 2016 as Vice President of Training. In September 2016, she accepted responsibility as Vice President of Human Resources. Prior to joining IsoRay, Mrs. Streeter was employed by Supershuttle International as the Vice President of Learning Development, where she lead a team of training managers providing overall training and organizational development activities. Previously Mrs. Streeter has facilitated both on ground and online courses at the undergraduate and graduate levels for universities including Grand Canyon University, Ottawa University and Western International University. The courses focused on Human Resource and Organizational Development. Mrs. Streeter received her Bachelor’s Degree in Management/Marketing and her Master’s Degree in Leadership Studies.

 There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors is acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)[1]	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lori Woods, Interim CEO and Director[2]	2018	23,064	-	-	83,875	971	-	-	107,911
Thomas LaVoy	2018	291,739	-	-	-	25,250	-	360,745	677,733
Former Chairman and CEO[2]	2017	300,583	-	-	329,901	12,023	-	-	642,507
William Cavanagh	2018	211,785	-	-	50,325	25,414	-	-	287,524
COO/CSO	2017	201,700	-	-	103,815	8,068	-	-	313,583
Michael Krachon	2018	236,250	-	-	50,325	28,350	-	-	314,925
VP – S&M	2017	225,000	-	-	103,815	9,000	-	-	337,815

1.

Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years 2018, 2017, respectively. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.

2.	Following Mr. LaVoy’s departure on June 4, 2018, the Board of Directors appointed Lori Woods as Interim Chief Executive Officer and a Director. Ms. Woods took office on June 4, 2018.

Employment Agreements

Lori A. Woods – On June 18, 2018, the Company entered into an Employment Agreement effective as of June 13, 2018, with Lori A. Woods in her position as Interim CEO. The initial term of the Employment Agreement is one year, subject to successive one year renewals. Ms. Woods will receive an annual salary of $315,612.15 payable in accordance with the Company’s standard payroll practices. She will be eligible to participate in the executive bonus plan established by the Board based upon metrics that will be established by the Board in its sole discretion, whereby initially she will be eligible to receive a bonus of up to 25% of her annual salary. Also under the Employment Agreement, Ms. Woods is eligible to participate in and receive stock options under the Company's 2017 Equity Incentive Plan. Ms. Woods was issued 250,000 common stock options as of June 13, 2018 (the “Effective Date”), which have an exercise price equal to the fair market value on the date of the grant, and which vest as follows: 25% six months after the Effective Date, 25% one year after the Effective Date, 25% two years after the Effective Date, and 25% three years after the Effective Date. In the event of a Change of Control, as defined in the Employment Agreement, all of Ms. Woods’ outstanding unvested Options will vest and become immediately exercisable and unrestricted. Ms. Woods is an “at-will” employee. Either she or the Company may terminate her employment with or without cause, for any reason or no reason, and at any time. Ms. Woods is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one-year period following termination of her employment.

Mark Austin – The Company entered into an Employment Agreement, dated June 30, 2017, with Mr. Austin for an initial term of three years, subject to successive one year renewals. Under his Employment Agreement, Mr. Austin will receive an initial annual salary of $160,000, payable in accordance with the Company’s standard payroll practices. He will be eligible to participate in the executive bonus plan established by the Board, based upon metrics that will be established by the Board in its sole discretion, whereby he will be eligible to receive a bonus of up to 20% of his annual salary. Also under his Employment Agreement, Mr. Austin is eligible to participate in and receive stock options under the Company’s 2017 Equity Incentive Plan. Mr. Austin was issued 75,000 common stock options on July 24, 2017, which have an exercise price equal to the fair market value on the date of the grant, and which will vest one-fourth immediately and in one-fourth increments thereafter on each anniversary date of the Employment Agreement. Mr. Austin also received a relocation and retention bonus of $10,000 for relocating to the Richland, Washington area on or before July 31, 2018. Mr. Austin’s employment may be terminated upon death, disability, by the Company for cause, or by Mr. Austin for “Good Reason.” If Mr. Austin’s employment is terminated by mutual agreement, by the Company without cause, or by Mr. Austin for “Good Reason,” then he will be paid his unpaid salary, bonus, and expenses through the date of termination, in addition to severance pay for a period of 12 months. If his employment terminates for any other reason, then Mr. Austin only receives unpaid salary, bonuses, and expenses through the date of termination. “Good Reason” means a material adverse change in Mr. Austin’s title, authority, duties, or responsibilities. Mr. Austin is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one-year period following termination of employment.

William Cavanagh III – On October 8, 2018, the Company entered into an Employment Agreement with William Cavanagh III, in his position as Chief Operating Officer and Chief Scientific Officer. The initial term of his Employment Agreement is three years, subject to successive one year renewals. Mr. Cavanagh will receive an annual salary of $220,256, payable in accordance with the Company’s standard payroll practices. He is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics that will be established by the Compensation Committee in its sole discretion. Mr. Cavanagh is eligible to participate in and receive stock options under the Company’s 2017 Equity Incentive Plan. Mr. Cavanagh is an “at-will” employee. Either he or the Company may terminate his employment with or without cause, for any reason or no reason, and at any time. Mr. Cavanagh is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one-year period following termination of his employment.

Michael Krachon – Mr. Krachon was hired as Vice President of Sales and Marketing on March 7, 2016. In connection with his hire, the Company entered into an Employment Agreement with Mr. Krachon for an initial term of three years subject to successive one year renewals. Under the Employment Agreement, Mr. Krachon receives an initial annual salary of $225,000. He is also eligible to participate in the bonus plan adopted by the Board in 2015 whereby he was eligible to receive a quarterly bonus of three percent (3%) of his annual salary for any increase in revenue for a fiscal quarter of fifteen percent (15%) or more over the prior year’s corresponding fiscal quarter and an additional annual bonus of three percent (3%) of his annual salary for any fifteen percent (15%) or more annual increase in revenue by the Company over the prior fiscal year. For fiscal year 2017, Mr. Krachon was eligible to participate in the updated annual bonus. Mr. Krachon received options to purchase 125,000 shares of common stock on March 7, 2016. The options were granted at the closing price of the common stock on that day and vest in one-third increments on each anniversary of the grant date. If Mr. Krachon’s employment is terminated by mutual agreement, by the Company without Cause, or by Mr. Krachon for “Good Reason,” then he will be paid his unpaid salary, bonus and expenses through the date of termination, in addition to severance pay for a twelve month period of his monthly compensation. If employment terminates for any other reason, then Mr. Krachon only receives any unpaid salary, bonuses and expenses through the date of termination. “Good Reason” means material adverse change in Mr. Krachon’s title, authority, duties or responsibilities. Mr. Krachon is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one year period following termination of employment.

Jennifer Streeter – On September 24, 2018, the Company entered into an Employment Agreement with Jennifer Streeter, in her position as Vice President, Human Resources. The initial term of her Employment Agreement is three years, subject to successive one year renewals. Ms. Streeter will receive an annual salary of $132,300, payable in accordance with the Company’s standard payroll practices. She is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics that will be established by the Compensation Committee in its sole discretion. Ms. Streeter is eligible to participate in and receive stock options under the Company’s 2017 Equity Incentive Plan. Ms. Streeter is an “at-will” employee. Either she or the Company may terminate her employment with or without cause, for any reason or no reason, and at any time. Ms. Streeter is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one-year period following termination of her employment.

Outstanding Equity Awards at Fiscal Year-End

Option awards

Equity Incentive Plan awards:

	Number of		Number of		Number of
	securities		securities		securities
	underlying		underlying		underlying
	unexercised		unexercised		unexercised	Option
	options		options		unearned	exercise	Option
	(#)		(#)		options	price	expiration
Name	exercisable		unexercisable		(#)	($)	date
Lori Woods	-		250,000	[4]	-	0.46	06/13/2028
Interim CEO and Director	50,000	[1]	50,000	[1]	-	0.605	06/27/2027
Thomas Lavoy	274,690	[1]	-		-	0.605	06/27/2027
Former CEO and Chairman
William Cavanagh	37,500	[5]	112,500	[5]	-	0.46	06/13/2028
COO/CSO	112,500	[1]	112,500	[1]	-	0.605	06/27/2027
	6,660	[2]	-		-	0.98	06/27/2022
	20,000	[3]	-		-	2.46	06/17/2024
Michael Krachon	37,500	[5]	112,500	[5]	-	0.46	06/13/2028
VP – S&M	112,500	[1]	112,500	[1]	-	0.605	06/27/2027

1.

Represents a June 27, 2017, grant, one-fourth of which became exercisable on June 27, 2017, one-fourth of which will become exercisable on June 27, 2018, one-fourth of which will become exercisable on June 27, 2019, and the final fourth will become exercisable on June 27, 2020.

2.	Represents a June 27, 2012, grant, all of which were exercisable as of June 27, 2015.

3.	Represents a June 17, 2014, grant, all of which were exercisable as of June 17, 2017.
4.

Represents a June 13, 2018, grant, one-fourth of which will become exercisable on December 13, 2018, one-fourth of which will become exercisable on June 13, 2019, one-fourth of which will become exercisable on June 13, 2020, and the final fourth will become exercisable on June 13, 2021.

5.

Represents a June 13, 2018, grant, one-fourth of which became exercisable on June 13, 2018, one-fourth of which will become exercisable on June 13, 2019, one-fourth of which will become exercisable on June 13, 2020, and the final fourth will become exercisable on June 13, 2021.

Option Exercises and Stock Vested

On November 20, 2017, the Company’s former CEO, Thomas LaVoy, exercised options to purchase 82,810 shares of Common Stock at an exercise price of $0.605.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

Fiscal Year 2018 Director Compensation.

	Fees earned or paid in	Stock	Option	Non-equity incentive plan	Non-qualified deferred	All other
	cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Alan Hoffmann	56,000	-	1,645	-	-	-	57,645
Michael McCormick	54,000	-	1,645	-	-	-	55,645
Philip Vitale MD	44,000	-	1,645	-	-	-	45,645

Each non-employee director had stock options to purchase shares of the Company’s common stock outstanding as of June 30, 2018 as follows – Mr. Hoffmann had stock options to purchase 60,000 shares of common stock, Mr. McCormick had stock options to purchase 60,000 shares of common stock, and Dr. Vitale had stock options to purchase 60,000 shares of common stock.

During the fiscal year 2018, the independent directors received $3,000 per month for their service. In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended. Mr. Hoffman and Mr. McCormick also participated in the Company’s Special Litigation Committee and were compensated $12,500 and $10,000, respectively, for their services. Employee directors do not receive any compensation for their service on the Board. On July 18, 2018, Mr. McCormick, Dr. Vitale, and Mr. Hoffmann were each granted options to purchase 25,000 shares of the Company’s common stock pursuant to the Company’s 2017 Equity Incentive Plan. Each grant has an exercise price equal to the fair market value of the stock on the date of the grant. 25% of each grant vested and became exercisable immediately and the remaining 75% vests over the next three years, commencing on the one-year anniversary of the date of the grant.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics.

The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to that same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at https://isoray.com/?s=code+of+ethics. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes will be promptly posted on our website at www.isoray.com or in a Report on Form 8-K, as required by applicable laws.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Certain Relationships and Related Party Transactions

None requiring disclosure under Reg. S-K Item 404.

Review and Approval of Related Party Transactions

The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company’s general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and either the Audit Committee or the Nominations and Corporate Governance Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to either the Audit Committee or the Nominations and Corporate Governance Committee.

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related party would be disclosed in our Annual Report; however, during our fiscal year ended June 30, 2018, we did not have any related party transactions requiring disclosure under Reg. S-K Item 404.

Director Independence

Using the standards of the NYSE American, the Company's Board has determined that Mr. Hoffmann, Mr. McCormick and Dr. Vitale each qualify under such standards as an independent director. Mr. Hoffmann, Mr. McCormick and Dr. Vitale each meet the NYSE American listing standards for independence both as a director and as a member of both the Audit Committee and the Compensation Committee. No other directors are independent under these standards.

None of our existing directors were disqualified from independent status under the objective standards of the NYSE American other than Ms. Woods and Mr. LaVoy, who did not qualify as she is an employee director and he was an employee director. In reviewing the subjective criteria of “any relationship that would interfere with the exercise of independent judgment” in carrying out the responsibilities of a director, the Board determined that all directors other than Ms. Woods and Mr. LaVoy met this criteria as well.

With respect to SEC rules related to Audit Committee independence, the Board determined each member of the Committee qualified as independent for Committee service. In particular, the Board considered the marketing services provided to the Company by a company of which Mr. McCormick is a minority owner. As the services involved solely marketing services and not financial advisory services, accounting services, legal services, investment banking services or consulting services, and were for a deliverable work product, the Board determined that Mr. McCormick met the relevant standards for service on the Audit Committee.

The Company did not consider any other relationship or transaction between itself and these independent directors not already disclosed in this Report in making this independence determination.

Director and Officer Indemnification

Our Articles of Incorporation provide to directors and officers indemnification to the full extent provided by law, and provide that, to the extent permitted by Minnesota law, a director will not be personally liable for monetary damages to us or our shareholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Minnesota law. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Krista Cline, Corporate Secretary

IsoRay, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “shareholder-board communication” or “shareholder-director communication.” You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication, inform the shareholder concerning the distribution of that communication, and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. All directors attended the last Annual Meeting of the Company’s shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

The Company has retained Georgeson LLC, an independent proxy solicitation firm (“Georgeson”), to assist in soliciting proxies from shareholders. Georgeson will receive a fee of approximately $7,500 as compensation for its services plus reasonable out-of-pocket expenses. The Company has agreed to indemnify Georgeson against certain liabilities arising under the federal securities laws.

The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and Series B Preferred Stock as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Krista Cline, will serve as the inspector of elections for the Annual Meeting.

Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common and Series B Preferred Stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company’s proxy materials for the Fiscal 2020 Annual Meeting of Shareholders, any shareholder proposal to take action at such Annual Meeting must generally be received at the Company’s executive offices at 350 Hills Street, Suite 106, Richland, Washington 99354 no later than July 7, 2019 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder’s name, address and the number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

●

The name, address and biography of the candidate, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

●	The name, address and phone number of the shareholder or group of shareholders making the recommendation; and

●

With respect to Common Stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2020 Annual Meeting of Shareholders and to be eligible for inclusion in the Company’s proxy materials for that meeting, a director candidate nomination must be received by the Secretary by September 15, 2019 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws.

However, if the date of the Fiscal 2020 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2019 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2020 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such Annual Meeting. A public announcement includes disclosure in (i) a document filed by the Company with the SEC, (ii) a mailed notice of the Fiscal 2020 Annual Meeting, and (iii) a press release reported by a national news service. Unless otherwise provided in the Company’s bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2020 Annual Meeting of Shareholders without including the proposal in the Company’s proxy statement must notify the Company of such proposal by September 15, 2019. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2020 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

●

If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202 (Attn: IsoRay, Inc. Representative) or calling (800) 962-4284.

●	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to incorporate by reference certain information into this Proxy Statement. By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC and delivered to you with this Proxy Statement. The information incorporated by reference is deemed to be a part of this Proxy Statement. However, any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

This Proxy Statement incorporates by reference the information set forth under the following captions in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2018 – (i) Item 6 – Selected Financial Data, (ii) Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations, (iii) Item 7A – Quantitative and Qualitative Disclosures About Market Risk, (iv) Item 8 – Financial Statements and Supplementary Data, and (v) Item 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The Company’s June 30, 2018 Annual Report on Form 10-K is enclosed with this Proxy Statement, and is also available over the Internet or by written request as described below.

The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended June 30, 2018, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 106, Richland, WA 99354, Attn: Corporate Secretary. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC’s World Wide Web site at http://www.sec.gov.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Krista Cline

Secretary

APPENDIX A

Plan of Conversion

Form of

Plan of Conversion

of

IsoRay, Inc. a Minnesota corporation

to

Isoray, Inc. a Delaware corporation

This Plan of Conversion, dated as of __________ __, 201_ (this “Plan“), is hereby adopted by IsoRay, Inc. a Minnesota corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and Sections 302A.682-692 of the Minnesota Business Corporation Act, as amended (the “MBCA”)

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Minnesota;

WHEREAS, conversion of a Minnesota corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 302A.682 of the MBCA;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 302A. 682-692 of the MBCA; and

WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.          Conversion: Effect of Conversion.

(a)         At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 302A.691 of the MBCA (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Minnesota.

(b)         At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Minnesota, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities arid duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)         The Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)         At the Effective Time, and by virtue of the filing referenced in Section 2(c), the name of the Converted Company shall be: “Isoray, Inc.”

(e)         The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section l,368-2(g).

2.          Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a)          executing and filing (or causing to be executed and filed) Articles of Conversion pursuant to Section 302A.686 of the MBCA in a form reasonably acceptable to any officer of the Company (the “Minnesota Articles of Conversion’’) with the Minnesota Secretary of State;

(b)          executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c)          executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Isoray, Inc. substantially in the form set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State, such filing to be made concurrently with the filing of the Delaware Certificate of Conversion.

3.        Effective Time. The Conversion shall become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

4.        Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Common Stock, $0.001 par value per share, of the Company (“Company Common Stock”) shall be converted into and become one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Company (“Converted Company Common Stock”). Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

5.        Effect of Conversion on Series B Convertible Preferred Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Series B Convertible Preferred Stock, $0.001 par value per share, of the Company (“Company Series B Preferred Stock”) shall be converted into and become one validly issued, fully paid and nonassessable share of Series B Convertible Preferred Stock, $0.001 par value per share, of the Converted Company (“Converted Company Series B Preferred Stock”). Following the Effective Time, all Company Series B Preferred Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Series B Preferred Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6.        Effect of Conversion on Outstanding Stock Options. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

7.        Effect of Conversion on Outstanding Warrants or Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each warrant or other right not otherwise referenced herein to acquire shares of Company Common Stock, including any rights pursuant to employee stock purchase plans, outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

      8.        Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock and Company Series B Preferred Stock, as applicable, immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock and Converted Company Series B Preferred Stock, as applicable, into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted evidenced by such outstanding certificate as provided above.

9.        Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

10.      Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

11.     Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

12.     Effect of Conversion on the Bylaws and Directors. Pursuant to an Action of the Sole Incorporator substantially in the form attached hereto as Exhibit B, which shall be executed immediately following the filing of the Delaware Certificate of Incorporation, (i) the bylaws of the Converted Company substantially in the form attached hereto as Exhibit C (the “Delaware Bylaws”) shall be adopted and approved and (ii) the Board of Directors of the Converted Company shall be elected. After the Effective Time, the Converted Company and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

13.     Effect of Conversion on the Officers. Immediately following the filing of the Delaware Certificate of Incorporation, the Board of Directors of the Converted Company shall appoint the officers of the Converted Company.

14.     Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

15.     Amendment. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Company, (b) any term of the Delaware Certificate of Incorporation or the Delaware Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Company.

16.     Termination or Deferral. At any time prior to the Effective Time, this Plan may be terminated and the Conversion may be abandoned, notwithstanding the approval of this Plan by the shareholders of the Company, by action of the Board of Directors of the Company for reason if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or shareholders with respect thereto. In addition, at any time prior to the Effective Time, the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders.

17.     Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

18.     Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

19.     Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof, except to the extent that the MBCA is mandatorily applicable to the Company or the Conversion..

20.     Copy of Plan of Conversion. After the Effective Time, a copy of this Plan will be kept on file at the offices of the Converted Company, and any stockholder of the Converted Entity (or former shareholder of the Converting Company) may request a copy of this Plan at no charge at any time.

21.     Tax Reporting.  The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

Exhibits

Exhibit A: Delaware Certificate of Incorporation

Exhibit B: Action of the Sole Incorporator

Exhibit C: Delaware Bylaws

EXHIBIT A

CERTIFICATE OF INCORPORATION

of

Isoray, Inc.

1.     Name. The name of the corporation (the “Corporation”) is: Isoray, Inc.

2.     Address; Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808; and the name of its registered agent at such address is Corporation Service Company. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain one or more offices for the conduct of its business either within or without the State of Delaware.

3.     Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “General Corporation Law”).

4.     Number of Shares/Blank Check Authority of the Board of Directors/Voting Rights and Powers of Holders of Common Stock. (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Seven Million (207,000,000) consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value one-tenth of one cent ($0.001) per share (the “Common Stock”) and Seven Million (7,000,000) shares of Preferred Stock, par value one-tenth of one cent ($0.001) per share (the “Preferred Stock”). (b) The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. (c) Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock). (d) A series of Preferred Stock, designated “Series B Convertible Preferred Stock”, consisting of 5,000,000 shares, with the voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are set forth below, are hereby designated.

Series B Convertible Preferred Stock

1.     Dividends.

(a)

Dividends shall be paid, out of funds legally available for that purpose, with respect to all outstanding shares of Series B Stock in an amount equal to fifteen percent (15%) per annum of the stated value per share of the Series B Stock, which shall be $1.20 per share (“Dividend Payment Amount”). Such dividends shall be payable in full on or before December 31st of each year the Series B Stock is outstanding (the “Dividend Payment Date”). Each such dividend shall be paid to the holders of record of the Series B Stock as their names appear on the share register of the Company on the date which is fifty (50) days preceding December 31st of each year (the “Record Date”). If, on the Dividend Payment Date, the holders of the Series B Stock shall not have received the full dividends provided for, then such dividends shall cumulate, at the rate of 15% per annum on the Dividend Payment Amount, beginning to accrue on the Dividend Payment Date whether or not earned or declared, with additional dividends thereon for each succeeding year during which dividends shall remain unpaid. Unpaid dividends for any period less than a full year shall cumulate on a day-to-day basis and shall be computed on the basis of a 360-day year.

(b)

The Company shall not declare or pay on any other stock of the Company (“Junior Stock”) any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid), nor shall the Company make any distribution on any Junior Stock, unless all dividends to which the holders of Preferred Stock shall have been entitled shall have been paid or declared and a sum of money sufficient for the payment thereof set apart.

2.     Voting Rights.

(a)

General Rights. Except as otherwise provided herein or by contract, or as required by law, the Preferred Stock shall be voted equally with the shares of the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each share of Preferred Stock shall be entitled to such number of votes as shall be equal to the voting power of one (1) share of Common Stock at the time of the vote.

(b)

Separate Vote of Preferred Stock. Notwithstanding anything to the contrary in the Company’s Certificate of Incorporation or Bylaws, for so long as any shares of Preferred Stock remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least fifty percent (50%) of the outstanding Preferred Stock shall be necessary for effecting or validating the following actions:

(i)	Any amendment, alteration, waiver or repeal of any provision of the Certificate of Incorporation or the Bylaws of the Company (including any filing of a Certificate of Designation); or

(ii)	Any bankruptcy, insolvency, dissolution or liquidation of the Company.

In addition to the vote or consent required above, the Company may not amend, alter, waive or repeal any provisions of the Certificate of Incorporation which would have a material adverse effect on the rights, privileges or preferences granted to the Series B Stock without the vote or written consent of the holders of at least fifty percent (50%) of the outstanding affected shares.

3.     Liquidation Rights.

(a)

Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets of the Company legally available for distribution, if any, shall be distributed ratably first, to the holders of the Series B Stock and second, to the holders of the Common Stock.

(b)	The following events shall be considered a liquidation under this Section:

(i)

any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Company (an “Acquisition”); or

(ii)	a sale, lease or other disposition of all or substantially all of the assets of the Company (an “Asset Transfer”).

(c)

In the event of any liquidation event described in Section 3(b), if the consideration received by the Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

(i)	Securities not subject to investment letter or other similar restrictions on free marketability covered by subsection (c)(ii) below:

(A)

If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average closing price of the securities on such quotation system for the ten days prior to and including the date of closing;

(B)	If actively traded over-the-counter, the value shall be deemed to be the closing bid or sale price (whichever is applicable) as of the date of closing; and

(C)	If there is no active public market, the value shall be the fair market value thereof, as determined by the Board.

(ii)

The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (c)(i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined by the Board.

4.	Conversion. The holders of the Preferred Stock shall have the following rights with respect to the conversion of the Preferred Stock into shares of Common Stock (the “Conversion Rights”):

(a)

Optional Conversion. Subject to and in compliance with the provisions of this Section 4, any shares of Preferred Stock may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be one (1) share of Common Stock for each share of Preferred Stock being converted (the “Preferred Stock Conversion Rate”). Such initial Preferred Stock Conversion Rate shall be adjusted from time to time in accordance with this Section 4.

(b)

Mechanics of Conversion. Each holder of Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Preferred Stock being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board in good faith as of the date of such conversion), any declared and unpaid dividends on the shares of Preferred Stock being converted and (ii) in cash (at the Common Stock’s fair market value determined by the Board in good faith as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Preferred Stock. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(c)

Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the filing date of this Certificate of Incorporation (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Preferred Stock Conversion Rate in effect immediately before that subdivision shall be proportionately adjusted. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Preferred Stock Conversion Rate in effect immediately before the combination shall be proportionately adjusted. Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(d)

Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e)

Reorganizations, Mergers or Consolidations. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Company with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer as defined in Section 3(b) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Preferred Stock after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Preferred Stock Conversion Rate then in effect and the number of shares issuable upon conversion of the Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(f)

Certificate of Adjustment. In each case of an adjustment or readjustment of the Preferred Stock Conversion Rate or the number of shares of Common Stock or other securities issuable upon conversion of the Preferred Stock, if the Preferred Stock is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Preferred Stock at the holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Preferred Stock Conversion Rate at the time in effect, and (ii) the type and amount, if any, of other property which at the time would be received upon conversion of the Preferred Stock.

(g)

Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(b)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(b)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

(h)	Automatic Conversion.

a.

Each share of Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Preferred Stock Conversion Rate, immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the gross proceeds to the Company are at least $4,000,000. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(b).

b.

Upon the occurrence of the event specified in Section 5(h)(i) above, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Preferred Stock, the holders of Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(b).

(i)

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s fair market value (as determined by the Board) on the date of conversion.

(j)

Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(k)

Notices. Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

(l)

Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Preferred Stock so converted were registered.

(m)

No Dilution or Impairment. Without the consent of the holders of then outstanding Preferred Stock as required under Section 2(b), the Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against dilution or other impairment.

5.     No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

6.     Stock Fully Paid. All shares of Common Stock that may be issued upon conversion of the Preferred Stock will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof (other than restrictions under federal and state securities laws).

___________________

5.     Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are: Stephen R. Boatwright, Esq., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

6.     Election of Directors. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

7.     Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or the Stockholders, (ii) for acts or omissions not in good faith, or which involve intentional misconduct, or a knowing violation of the law, (iii) illegal distributions to Stockholders or unlawful stock repurchases, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

8.     Indemnification.

(a)     Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee-benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8(c) below, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

(b)     Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) reasonably incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

(c)     Claims. If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, then the Covered Person may file suit to recover the unpaid amount of such claim, and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(d)     Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the bylaws of the Corporation, agreement, vote of stockholders or disinterested directors, or otherwise.

(e)     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

(f)     Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(g)     Other Indemnification and Prepayment of Expenses. This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action, which may be more extensive than provided in this Certificate.

9.     Adoption, Amendment and/or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment, or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the entire board of directors. The Stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this certificate of incorporation, the affirmative vote of the holders of majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

10.     Powers of Incorporator. The powers of the incorporator will terminate, without any further action required on the part of such incorporator or the Corporation, immediately upon the election of initial directors of the Corporation by such incorporator.

11.     Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware may be added or inserted into this Certificate of Incorporation, in the manner now or hereafter prescribed by applicable law; and whatsoever rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation, either in its present form or as hereafter amended, are granted subject to the rights reserved in this Section.

12.     Business Combinations. The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporations Law regarding business combinations. Nothing in this certificate of incorporation or the bylaws of the Corporation shall be construed to limit this election.

/s/

STEPHEN R. BOATWRIGHT, ESQ.

Incorporator

EXHIBIT B

Isoray, Inc.

ACTION OF THE SOLE INCORPORATOR

THE UNDERSIGNED, being the sole incorporator of Isoray, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby consents, pursuant to Section 108(c) of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions with the same force and effect as if such resolutions had been adopted at a duly convened meeting of the sole incorporator of the Company:

RESOLVED, that the form of bylaws attached hereto as Exhibit 1 shall be the bylaws of the Company until amended or repealed in the manner provided by law.

FURTHER RESOLVED, that each of Michael McCormick, Dr. Philip Vitale, Alan Hoffmann and Lori Woods be, and hereby is, elected as a Director of the Company effective on the date hereof, to serve or hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified and they shall constitute the initial directors of the Company; and be it

FURTHER RESOLVED, the sole incorporator of the Company shall have no further rights, duties, or obligations in connection with the Company as incorporator thereof.

Executed as of the date set forth beside the sole incorporator’s signature below.

_______________________
Stephen R. Boatwright, Incorporator	Date

EXHIBIT C

BYLAWS

of

Isoray, Inc.

A Delaware Corporation

(Effective as of __________, 2018)

___________________________

Article 1

CERTAIN DEFINITIONS

1.1     Definitions. As used in these Bylaws, unless the context otherwise requires, the term:

a.	“Assistant Secretary” means an Assistant Secretary of the Corporation.

b.	“Assistant Principal Financial Officer” means an Assistant Principal Financial Officer of the Corporation.

c.	“Board” means the Board of Directors of the Corporation.

d.	“Bylaws” means these Bylaws of the Corporation, as they may be amended from time to time.

e.	“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as it may be amended, supplemented or restated from time to time.

f.	“Chief Executive Officer” means Chief Executive Officer of the Corporation.

g.	“Chairman” means the Chairman of the Board of Directors of the Corporation.

h.	“Corporation” means Isoray, Inc.

i.	“Directors” means the directors of the Corporation.

j.	“Entire Board” means the total number of then-authorized directors of the Corporation.

k.

“General Corporation Law” means Title 8, Chapter 1, of the Delaware Statutes (otherwise known as the General Corporation Law of the State of Delaware), as amended from time to time, together with any corresponding provisions of succeeding law.

l.	“Office of the Corporation” means the principal executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

m.	“President” means the President of the Corporation.

n.	“Secretary” means the Secretary of the Corporation.

o.	“Stockholders” means stockholders of record of the Corporation.

p.	“Principal Financial Officer” means the Principal Financial Officer of the Corporation.

q.	“Vice President” means a Vice President of the Corporation.

Article 2

Stockholders

2.1     Place of Meetings. Every meeting of Stockholders may be held at such place, within or without the State of Delaware, as may be designated by resolution of the Board from time to time or stated in the notice of the meeting or duly executed waivers thereof. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication as authorized by Section 211 of the General Corporation Law.

2.2     Annual Meeting. A meeting of Stockholders shall be held annually for the election of Directors at such date and time as may be designated by resolution of the Board from time to time. Any other business may be transacted at the annual meeting.

2.3     Special Meetings. Special meetings of Stockholders may be called at any time by the Entire Board, at the request of any two or more Directors or the Chief Executive Officer, and, in addition, shall be called by the Chairman of the Board, the Chief Executive Officer, or the Secretary at the request in writing of Stockholders owning not less than ten percent (10%) of the entire capital stock of the Corporation issued and outstanding and entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, shall be called at the request of Stockholders holding not less than twenty-five percent (25%) of all shares of the Corporation entitled to vote). Such request shall state the purposes of the proposed meeting. The Directors shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting. Business transacted at any special meeting of Stockholders shall be limited to the purpose stated in the related notice.

2.4     Fixing Record Date. The Board may fix a record date for the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation, to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action. Any such record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and, unless otherwise required by applicable law, shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting (unless applicable law permits such a record date to be less than 10 days before the date of such meeting, in which case the Board may fix a record date in accordance with applicable law), (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed, then:

2.4.1     the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day immediately prior to the day on which notice is given, or, if notice is waived, at the close of business on the day immediately prior to the day on which the meeting is held;

2.4.2     the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a written consent signed by a Stockholder and setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action;

2.4.3     Record Date for Action by Written Consent.  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting (including by telegram, cablegram or other electronic transmission as permitted by law), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  Any stockholder of record seeking to have the stockholders authorize or take corporate action by consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date.  The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section 9).  If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and

2.4.4     the record date for determining Stockholders for any purpose other than those specified in Sections 2.4.1, 2.4.2 and 2.4.3 shall be at the close of business on the day on which the Board adopts the resolution authorizing the subject corporate action. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

2.5     Notice of Meetings of Stockholders. Whenever under the provisions of applicable law, the Certificate of Incorporation, or these Bylaws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose, or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, notice of any meeting shall be given to each Stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Notice may be mailed or, to the fullest extent permitted by law, given by electronic transmission if the stockholder consents and no revocation of that consent has been given. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his, her, or its address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If sent by electronic transmission, notice to a Stockholder shall be deemed to be given if by (i) telecopy (facsimile), when directed to a number at which the Stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the Stockholder of the specific posting, upon the later of (A) such posting and (B) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the Stockholder. Any meeting of Stockholders, whether annual or special, may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

2.6     Waivers of Notice. Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation, or these Bylaws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation, or these Bylaws.

2.7     List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder’s agent, or attorney, upon request, at the Stockholder’s expense, for any purpose germane to the meeting, or any other lawful purpose, for a period of at least 10 days prior to the meeting, during ordinary business hours at the Office of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for examination as provided by applicable law. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders, or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

2.8     Quorum of Stockholders; Adjournment. Except as otherwise provided by applicable law, the Certificate of Incorporation, or these Bylaws, at each meeting of Stockholders, the presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of a majority of the voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. If a quorum is present when a duly called or held meeting is convened, the Stockholders present may continue to transact business until adjournment, even though the withdrawal of a number of Stockholders originally present leaves less than the proportion or number otherwise required for a quorum.

2.9     Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters (except as otherwise provided by the Certificate of Incorporation, these Bylaws, the rules and regulations of any stock exchange, or listing service applicable to the Corporation, applicable law, or pursuant to any rules or regulations applicable to the Corporation or its securities) shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon; provided, however, that at all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect each Director; and provided, further, that at all meetings of Stockholders at which a determination of when, or with what frequency, any votes (advisory or otherwise) may be taken on matters relating to executive compensation, such determination shall be made by reference to a plurality of the votes cast. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it expressly states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

2.10     Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless a state court of the State of Delaware, upon application by a Stockholder, shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

2.11     Conduct of Meetings; Organization. Subject to Section 2.12 through 2.14 of these Bylaws, the Board may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Unless another officer is designated by the Board, at each meeting of Stockholders, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, the Chairman, or if there is no Chairman, or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of Stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting (subject to the requirements of Sections 2.12 and 2.13 of these Bylaws); (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting, respectively, are present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board, and in case the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

2.12     Order of Business. The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting, subject, however, to the following provisions:

2.12.1     At any annual meeting of Stockholders, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual meeting by a Stockholder in accordance with these Bylaws. For nominations of persons for election to the Board or proposals of other business to be properly requested by a Stockholder to be made at an annual meeting, a Stockholder must (i) be a Stockholder of record at the time of giving of notice of such annual meeting by or at the direction of the Board and at the time of the annual meeting, (ii) be entitled to vote at such annual meeting and (iii) comply with the procedures set forth in these Bylaws as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a Stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of Stockholders.

2.12.2     At any special meeting of Stockholders, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting. To be properly brought before a special meeting, proposals of business must be specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board. In this regard, Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or (b) provided that the Board has determined that Directors shall be elected at such meeting, by any Stockholder who (i) is a Stockholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the procedures set forth in these Bylaws as to such nomination. The immediately preceding sentence shall be the exclusive means for a Stockholder to make nominations or other business proposals before a special meeting of Stockholders (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting).

2.12.3     Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the presiding person at the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

2.13     Advance Notice of Stockholder Business and Nominations.

2.13.1     Without qualification or limitation, but subject to Section 2.13.3(d) of these Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 2.12.1 of these Bylaws, the Stockholder must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws) and timely updates and supplements thereof in writing to the Secretary and such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period for the giving of a Stockholder’s notice as described above.

Notwithstanding anything in the immediately preceding paragraph to the contrary, in the event that the number of Directors to be elected to the Board is increased by the Board, and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.13.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

In addition, to be timely, a Stockholder’s notice must further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof.

2.13.2     Subject to Section 2.13.3(d) of these Bylaws, in the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more Directors to the Board, any Stockholder may nominate a person or persons (as the case may be) for election to such position(s) to be elected as specified in the Corporation’s notice calling the meeting, provided that the Stockholder gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws) and timely updates and supplements thereof in writing to the Secretary. In order to be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting, or the public announcement thereof, commence a new time period for the giving of a Stockholder’s notice as described above.

In addition, to be timely, a Stockholder’s notice must further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof.

2.13.3     To be in proper form, a Stockholder’s notice (whether given pursuant to Section 2.12.1 or 2.12.2 of these Bylaws) to the Secretary must include the following, as applicable.

(a)     As to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a Stockholder’s notice must set forth: (i) the name and address of such Stockholder, as they appear on the Corporation’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such Stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether the Stockholder of record, the beneficial owner, if any, or any affiliates, or associates, or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such Stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Stockholder has a right to vote any class or series of shares of the Corporation, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, “Short Interests”), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Stockholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such Stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such Stockholder, and (I) any direct or indirect interest of such Stockholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such Stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(b)     If the notice relates to any business other than a nomination of a Director or Directors that the Stockholder proposes to bring before the meeting, a Stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such Stockholder and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) a description of all agreements, arrangements, and understandings between such Stockholder and beneficial owner, if any, and any other person, or persons (including their names) in connection with the proposal of such business by such Stockholder;

(c)     As to each person, if any, whom the Stockholder proposes to nominate for election or reelection to the Board, a Stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(d)     With respect to each person, if any, whom the Stockholder proposes to nominate for election or reelection to the Board, a Stockholder’s notice must, in addition to the matters set forth in paragraphs (a) and (c) above, also include a completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable Stockholder’s understanding of the independence, or lack thereof, of such nominee.

(e)     For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a regional or national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(f)     Notwithstanding the provisions of these Bylaws, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.12 of these Bylaws.

(g)     Nothing in these Bylaws shall be deemed to affect any rights (i) of Stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (ii) of the holders of any series of preferred stock if and to the extent provided for under applicable law, the Certificate of Incorporation, or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any Stockholder, or give any Stockholder the right, to include or have disseminated, or described in the Corporation’s proxy statement any nomination of Director or Directors or any other business proposal.

2.14     Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a Director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.13 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation publicly disclosed from time to time.

2.15     Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested, or by electronic or remote communication) to the Office of the Corporation, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded, or to any other officer or agent designated by the Board. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.15, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Article 3

Directors

3.1     General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation, or these Bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

3.2     Number; Qualification; Term of Office. The Board shall consist of at least one, and no more than ten directors, and the number of directors may be increased or decreased from time to time by resolution of the Board. At the time of incorporation, the Board shall consist of four directors. Except as provided in Section 3.3, Directors shall be elected at the annual meeting of Stockholders by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Each Director shall hold office until his or her successor is elected and qualified, or until the Director’s earlier death, resignation, disqualification or removal. Directors need not be Stockholders, and need not be residents of the State of Delaware.

3.3     Newly Created Directorships and Vacancies. Unless otherwise provided by applicable law, or the Certificate of Incorporation, any newly created directorships resulting from an increase in the authorized number of Directors and any vacancies occurring in the Board for any cause may be filled by the affirmative vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining Director. A Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced, if applicable, or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal.

3.4     Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

3.5     Removal. Except as prohibited by applicable law, or the Certificate of Incorporation, the Stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

3.6     Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by resolution of the Board.

3.7     Special Meetings. Special meetings of the Board may be held at such times and at such places within or without the State of Delaware whenever called by the Chairman, the Chief Executive Officer, or the Secretary, or by any two or more Directors on at least 24 hours’ notice to each Director given by one of the means specified in Section 3.10 hereof other than by mail, or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman, Chief Executive Officer, or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving as Directors.

3.8     Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.8 shall constitute presence in person at such meeting.

3.9     Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

3.10     Notice Procedure. Subject to Sections 3.7 and 3.11 hereof, whenever under applicable law, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director’s address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telecopy (facsimile) or by other means of electronic transmission such as electronic mail.

3.11     Waiver of Notice. Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these Bylaws.

3.12     Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. If present, the Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

3.13     Quorum of Directors. The presence in person of a majority of the Entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

3.14     Action by Majority Vote. Except as otherwise expressly required by applicable law, the Certificate of Incorporation, or these Bylaws, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

3.15     Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation, or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Article 4

Committees of the Board

The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these Bylaws.

Article 5

Officers

5.1     Positions. The officers of the Corporation shall include a Chief Executive Officer, a Principal Financial Officer, a Secretary, and such other officers as the Board may elect, including a Chairman, President, one or more Vice Presidents, and one or more Assistant Secretaries and Assistant Principal Financial Officers, who shall exercise such powers and perform such duties as shall be determined from time to time by resolution of the Board. The Board may elect one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation, or these Bylaws otherwise provide.

5.2     Election. The officers of the Corporation shall be elected by the Board at its annual meeting or at such other time or times as the Board shall determine.

5.3     Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation, or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contractual rights of the Corporation, if any. Any officer may be removed at any time, with or without cause by the affirmative vote of the plurality of the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The removal of an officer with or without cause shall be without prejudice to the officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contractual rights in favor of such officer.

5.4     Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.5     Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by resolution of the Board.

5.6     Chief Executive Officer. The Chief Executive Officer of the Corporation shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. Except as otherwise provided in Section 2.11, the Chief Executive Officer shall preside at all meetings of the Stockholders and shall also, if a Director, preside at all meetings of the Board at which the Chairman (if there be one) is not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of a Chief Executive Officer or President of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board.

5.7     President. The President, if any, shall have such powers and perform such duties as may be specified in these bylaws or prescribed by the Board. If the Chief Executive Officer is absent or disabled, the President shall succeed to the Chief Executive Officer’s powers and duties.

5.8     Vice Presidents. At the request of the Chief Executive Officer or the President, or, in the absence of both the Chief Executive Officer and President, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by resolution of the Board or by the Chief Executive Officer or President.

5.9     Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the Chief Executive Officer, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, if any, and the Secretary, or an Assistant Secretary, shall have authority to affix the same on any instrument requiring it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may, by resolution, give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Chief Executive Officer, President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by resolution of the Board or by the Chief Executive Officer or President.

5.10     Principal Financial Officer. The Principal Financial Officer, who may also be the Chief Financial Officer, shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Principal Financial Officer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chief Executive Officer or the Board, whenever the Chief Executive Officer or the Board shall require the Principal Financial Officer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Principal Financial Officer of a corporation and such other duties as may from time to time be assigned to the Principal Financial Officer by resolution of the Board or by the Chief Executive Officer.

5.11     Assistant Secretaries and Assistant Principal Financial Officers. Assistant Secretaries and Assistant Principal Financial Officers shall perform such duties as shall be assigned to them by the Secretary or by the Chief Financial Officer, respectively, or by resolution of the Board or by the Chief Executive Officer.

Article 6

Certain Litigation Matters

Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 6.

6.1     Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any claim or counterclaim, including without limitation (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s Stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware, in all cases subject to the court having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 6.

6.2     Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Article 7

General Provisions

7.1     Certificates Representing Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under applicable law. Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, if any, or the Chief Executive Officer, President or a Vice President and by the Secretary or an Assistant Secretary or the Principal Financial Officer or an Assistant Principal Financial Officer, certifying the number of shares owned by such Stockholder in the Corporation. Any or all of the signatures upon a certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

7.2     Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

7.3     Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

7.4     Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

7.5     Counting Time. For all purposes of these Bylaws, whenever reference is made herein to a “day” or “days,” such reference shall mean a calendar day. In addition, unless the General Corporation Law specifically requires otherwise, any and all weekend days shall also be considered days for purposes of these Bylaws. Notwithstanding the foregoing, if a due date for a particular action or a date for a meeting of the Board or members would otherwise fall on a federal or State of Delaware holiday, or weekend day, such due date or date for such meeting shall instead fall on the next business day.

7.6     Seal. The Board may provide for a corporate seal, in which case such corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

7.7     Amendments. These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote or the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of Article 2 of these by-laws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.

Date of Adoption: ___________, 2018

By Resolution of the Board of Directors of

Isoray, Inc.

    /s/

Krista Cline

Secretary

APPENDIX B

Minnesota Business Corporations Act Sections 302A.471 and 302A.473

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1) alters or abolishes a preferential right of the shares;

(2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;

(b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) a plan of merger, whether under this chapter or under chapter 322C, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) a plan of exchange, whether under this chapter or under chapter 322C, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e) a plan of conversion is adopted by the corporation and becomes effective;

(f) an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

(g) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

(c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.613, subdivision 4, or 302A.621, is limited in accordance with the following provisions:

(1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, NYSE MKT LLC, the Nasdaq Global Market, the NASDAQ Global Select Market, the Nasdaq Capital Market, or any successor to any such market.

(2) The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).

Subd. 2. Notice of action. (a) If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

(b) In connection with a qualified offer as described in section 302A.613, subdivision 4, the constituent corporation subject to the offer may, but is not required to, send to all shareholders a written notice informing each shareholder of the right to dissent and must include a copy of this section and section 302A.471 and a brief description of the procedure to be followed under these sections. To be effective, the notice must be sent as promptly as practicable at or following the commencement of the offer, but in any event at least ten days before the consummation of the offer.

Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action. If the proposed action is to be effected pursuant to section 302A.613, subdivision 4, and the corporation has elected to send a notice of action in accordance with subdivision 2, paragraph (b), a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must not tender the shares owned by the shareholder in response to the offer and must file with the corporation a written notice of intent to demand the fair value of the shares owned by the shareholder. Written notice must be filed with the corporation before the consummation of the offer.

Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send (i) in any case where subdivision 3 is applicable, to all shareholders who have complied with subdivision 3, (ii) in any case where a written action of shareholders gave effect to the action creating the right to obtain payment under section 302A.471, to all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) in any other case, to all shareholders entitled to dissent, a notice that contains:

(1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.